Intangible Assets	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Intangible Assets
20. INTANGIBLE ASSETS
a) Goodwill

	Group
	Cost £m	Accumulated impairment £m	Net book value £m
At 31 December 2018, 1 January 2019 and 31 December 2019	1,269	(66)	1,203
Impairment of goodwill
In 2019 and 2018, no impairment of goodwill was recognised. Impairment testing in respect of goodwill allocated to each cash-generating unit (CGU) is performed annually or more frequently if there are impairment indicators present. For the purpose of impairment testing, the CGUs are based on customer groups within the relevant business divisions.
The cash flow projections for each CGU are based on the five-year plan prepared for regulatory purposes, based on Santander UK’s
3-Year
Plan and approved by the Santander UK plc Board. The assumptions included in the expected future cash flows for each CGU take into consideration the UK economic environment and financial outlook within which the CGU operates. The base case economic scenario used in the
3-Year
Plan includes key assumptions such as projected house price and GDP growth rates, the level and change in unemployment rates in the UK and the forecast Bank of England base rates. For more on Santander UK’s base case economic scenario, including information on our forecasting approach and the assumptions in place at 31 December 2019, see the Credit risk – Santander UK group level section of the Risk review.
The rate used to discount the cash flows is based on a
pre-tax
rate that reflects the weighted average cost of capital allocated by Santander UK to investments in the business division in which the CGU operates. The growth rate used reflects management’s five-year forecasts, with a terminal growth rate for each year applied thereafter, in line with the estimated long-term average UK GDP growth rate.
Based on the conditions at the balance sheet date, management determined that a reasonably possible change in any of the key assumptions described above would not cause an impairment of goodwill to be recognised.
The following CGUs include in their carrying values goodwill that comprises the goodwill reported by Santander UK. The CGUs do not carry on their balance sheets any other intangible assets with indefinite useful lives. The calculations have been based on value in use using cash flows based on the five-year plan.

	Goodwill		Discount rate		Growth rate (1)
CGU	2019 £m	2018 £m	2019%	2018%	2019%	2018%
Personal financial services	1,169	1,169	9.8	10.5	3	2
Private banking	30	30	9.8	10.5	4	2
Other	4	4	9.8	10.5	3	2

	1,203	1,203

(1)	Average growth rate based on the five-year plan for the first five years and a growth rate of 1.6% (2018: 1.6%) applied thereafter.
In 2019, the discount rate decreased by 0.7 percentage points to 9.8% (2018: 10.5%). The decrease reflected changes in current market and economic conditions. In 2019, the change in growth rates reflected Santander UK’s updated strategic priorities in the context of forecast economic conditions.
b) Other intangibles

	Group
	Cost £m	Accumulated amortisation/ impairment £m	Net book value £m
At January 2019	1,090	(485)	605
Additions	173	0	173
Disposals	(14)	0	(14)
Charge	0	(191)	(191)
Impairment	0	(10)	(10)

At 31 December 2019	1,249	(686)	563

At 1 January 2018	962	(423)	539
Additions	204	—	204
Write offs	(76)	76	—
Charge	—	(138)	(138)
Sales	—	—	—

At 31 December 2018	1,090	(485)	605

Other intangibles consist of computer software.